UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2025
CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2655 Seely Avenue, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)
(408) 943-1234
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CDNS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On November 17, 2025, the Board of Directors (the “Board”) of Cadence Design Systems, Inc. (“Cadence”) appointed Dr. Luc Van den hove as a director of Cadence effective January 1, 2026. The Board has not yet determined Dr. Van den hove’s committee assignment. Upon the effectiveness of Dr. Van den hove’s appointment to the Board, Dr. Van den hove will be granted equity under Cadence’s 1995 Directors Stock Incentive Plan with a grant date fair value of $82,849, rounded to the nearest whole share, subject to approval by the Compensation Committee of the Board. The equity award will fully vest, subject to Dr. Van den hove’s continued service on the Board, on the earlier of May 8, 2026 and the date of Cadence’s annual meeting of stockholders in 2026, aligned with the vesting of annual incentive stock awards granted to Cadence’s other non-employee Board members in May 2025. Dr. Van den hove’s cash compensation will be generally consistent with Cadence’s compensation of its other non-employee Board members in effect from time to time and as described in Cadence’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2025. Dr. Van den hove will also enter into Cadence’s standard form of indemnification agreement.
Dr. Van den hove has been with imec, a world-leading non-for-profit research and innovation hub in nanoelectronics and digital technologies, since its founding in 1984 and has served as its president and chief executive officer since 2009. Dr. Van den hove will continue to serve as president and chief executive officer of imec through March 31, 2026. On April 1, 2026, Dr. Van den hove will transition to the role of chair of imec’s board of directors. Prior to becoming president and chief executive officer, he held several roles at imec, including executive vice president and chief operating officer, vice president of the silicon process and device technology division, department director of unit process step R&D, and manager of imec’s micro-patterning group. Dr. Van den hove holds a PhD in electrical engineering from the KU Leuven, Belgium.
Dr. Van den hove also serves as a director of Proximus plc.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Cadence Design Systems, Inc. Press Release dated November 17, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 17, 2025

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ Marc Taxay
Marc Taxay
Senior Vice President, General Counsel and Corporate Secretary